iMILLENNIUM FUND


                                 ANNUAL REPORT


                               February 28, 2001

Dear Fellow Shareholders:

         By any and all accounts, 2000 was an extremely difficult year for the stock market. The NASDAQ Composite Index reached its highest level in its history on March 10, 2000. By the end of the year, it had endured its largest percentage loss in its history.

         Although there are almost as many explanations for the severe drop in prices as there are analysts willing to give their opinions, there certainly appears to be a direct correlation between the raising of short-term interest rates by the Federal Reserve Bank during the first six months of 2000 and the subsequent debacle. The Federal Reserve Bank, concerned with the economy's robustness and the perceived threat of inflation, raised short-term interest rates from 5.50% to 6.50% in three separate actions. As a result of these rate increases, consumer and business spending, the main drivers of the expansion, decreased significantly later in the year and caused the economy to slow down considerably. In fact, growth in Gross Domestic Product fell from 5.60% at the end of the Second Quarter 2000 to 1.40% at the end of the Fourth Quarter 2000. The Federal Reserve Bank, perhaps startled by the sudden drop in economic growth, reversed course and has dropped rates on three occasions already this year. Short-term interest rates are now sitting at 5.00%, with expectations from many that rates will continue to be reduced by the Federal Reserve Bank in order to add liquidity to the capital markets and hopefully keep the U.S. from falling into recession.

         Unfortunately, the first couple of months of 2001, which includes your Fund's operating fiscal year, were no picnic either. Although the market reacted favorably to the rate decrease that the Federal Reserve Bank announced on January 3, 2001 and rallied nicely in January, by February and March, market sentiment had again turned negative. The Nasdaq Composite Index suffered its worst quarter in its history when March 2001 came skidding to its bone-crushing conclusion. Your Fund was not spared. As you all are aware, iMillennium Fund(TM) was declared effective by the Securities and Exchange Commission on March 9, 2000 and began trading on April 17, 2000. The Fund finished the month of February with a Net Asset Value of $3.80 per share, which translates to a total investment loss of 62.00% since our Fund's inception. For comparison purposes, the Nasdaq Composite Index, was down 35.21% during this same time period while The Street.com Internet Sector Index was down 61.13%.

         Many companies have reported lower product demands, greater inventory levels, and lowered Information Technology budgets. That has led many economists to announce that we are in recession. The figures may ultimately prove them right. However, we believe the fears concerning the economy's weakness may be greater than the reality. It is our belief that our current economy is different now than at most times since the post-war years. Technology has significantly aided management in its efforts to monitor sales cycles and adjust inventory levels. While these technology innovations have permitted managers to quickly adjust to shifts in demand, it has also caused greater near-term volatility in the economy. We believe the current economic weakness is due to many parts of the economy adjusting at the same time to slowing demand by cutting production, orders, and inventory. We also believe that such weakness could end just as quickly as it began, and be replaced by solid growth, just as occurred from late 1998 to 1999.

         The Federal Reserve Bank is certainly indicating it is sensitive to a slowing economy and willing to lower short-term interest rates. As a result, we can be fairly certain that short-term interest rates will be lower 12 months from now. We can also be fairly certain that if short-term interest rates continue to go lower, equities will be the beneficiaries.

         It is stated as a general rule that when the Federal Reserve Bank is trying to stimulate economic growth by lowering short-term interest rates, it is time to invest aggressively in the stock market. Where do we find the companies with the most growth potential? Most Fortune 500 companies are spending millions, and as a group, billions, in order to incorporate the Internet into their businesses. Those of us who continue to invest in companies positioned to benefit from the growth of the Internet will, over the long haul, profit from that decision. Although the market is rewarding those companies with growth visibility a higher valuation at this time, and likewise, punishing those with little forward earnings visibility, we believe the latter group of companies offer the most attractive investment opportunities.

         iMillennium Fund(TM) is, and will continue to be, disciplined in its investment approach. As we've stated in the past, we believe the Internet is as revolutionary now as Henry Ford's production line was then. The Internet's potential impact on manufacturers, distributors, retailers, and suppliers of products, services, and contents, as well as on consumers, has not yet been fully realized. As the Internet grows and evolves, we continue to see tremendous opportunity in companies positioned to benefit from this growth and evolution. Sincerely,


/s/ Omar S. Rivero
Omar S. Rivero
Portfolio Manager
iMillennium Fund(TM)
iMILLENNIUM FUND
TOTAL RETURN FOR THE YEAR ENDED FEBRUARY 28, 2001

Graph deleted here depicts the comparison of an investment between the iMillennium Fund and the NASDAQ Composite Index for the period 4/16/00 and 2/28/01.



                                iMILLENNIUM FUND
                            Schedule of Investments
                               February 28, 2001
                                                                        MARKET
SHARES                                                                   VALUE
------                                                                   -----
              COMMON STOCKS o 94.02%
              BROADBAND - 11.36%
 1,000       AT&T Corporation ....................................       $23,000
15,000       +At Home Corporation ................................        87,188
 4,300       +Charter Communications, Inc. .......................        91,912
    63       +NorthPoint Communications Group, Inc. ..............            13
                                                                       ---------
                                                                         202,113
                                                                       ---------

              CONSULTING SERVICES o 2.38%
 2,000       +DiamondCluster International, Inc. .................        42,125
   100       +Intraware, Inc. ....................................           206
                                                                       ---------
                                                                          42,331
                                                                       ---------

              CONTENT/PORTALS o 1.79%
 1,338       +Yahoo! Inc. ........................................        31,861
                                                                       ---------

              E-COMMERCE o 3.37%
     2       +FreeMarkets, Inc. ..................................            37
20,000       +MP3.com, Inc. ......................................        60,000
                                                                       ---------
                                                                          60,037
                                                                       ---------

              FIBER OPTICS o 5.89%
 2,000       +Avanex Corporation .................................        38,750
 2,425       +JDS Uniphase Corporation ...........................        64,869
   116       +Metromedia Fiber Network, Inc. .....................         1,102
                                                                       ---------
                                                                         104,721
                                                                       ---------

              FINANCE - 5.24%
 2,000       J.P. Morgan Chase and Company .......................        93,320
                                                                       ---------

                       See Notes to Financial Statements.

                                      -4-



                                                                        MARKET
      SHARES                                                             VALUE
      ------                                                             -----

              HARDWARE/STORAGE o 8.04%
 2,000       +Dell Computer Corporation ..........................       $43,750
 1,500       +EMC Corporation ....................................        59,640
 2,000       +Sun Microsystems, Inc. .............................        39,750
                                                                       ---------
                                                                         143,140
                                                                       ---------

              INFRASTRUCTURE o 3.63%
 1,000       +Juniper Networks, Inc. .............................        64,562
                                                                       ---------

              INTERNET SECURITY o 13.30%
 2,000       +Check Point Software Technologies, Ltd. ............       128,250
 5,000       +Sonicwall, Inc. ....................................        60,938
 4,000       +WatchGuard Technologies, Inc. ......................        47,500
                                                                       ---------
                                                                         236,688
                                                                       ---------

              SEMICONDUCTOR o 11.07%
 1,500       +Agilent Technologies, Inc. .........................        54,000
 1,000       +Broadcom Corporation- Class A ......................        49,250
 2,000       Intel Corp. .........................................        57,125
     7       +Tioga Technologies, Ltd. ...........................            14
 2,000       +Trinquint Semiconductor, Inc. ......................        36,375
                                                                       ---------
                                                                         196,764
                                                                       ---------

              SERVICES - 8.87%
 2,000       +eBay, Inc. .........................................        76,656
 1,000       H & R Block, Inc. ...................................        49,300
15,000       USinterworking, Inc. ................................        31,875
                                                                       ---------
                                                                         157,831
                                                                       ---------

              SOFTWARE o 6.63%
 2,000       +Microsoft Corporation ..............................       118,000
                                                                       ---------


                       See Notes to Financial Statements.

                                      -5-


                                                                        MARKET
      SHARES                                                             VALUE
      ------                                                             -----
              WIRELESS PRODUCTS/SERVICES o 12.45%
50,000       +Globalstar Telecommunications Ltd. .................       $32,812
 2,000       +Nokia Corporation ..................................        44,000
 2,000       Openwave Systems, Inc. ..............................        73,688
 1,295       +QUALCOMM, Inc. .....................................        70,982
                                                                       ---------
                                                                         221,482
                                                                       ---------
              TOTAL COMMON STOCKS
              (Cost $2,609,231)                                       1,672,850
                                                                       ---------

              SHORT TERM INVESTMENTS - 0.88%
              Dreyfus Cash Management Fund, 5.65%
              (Cost $15,658) ......................................      15,658
                                                                       ---------

              TOTAL INVESTMENTS
              (Cost $2,624,889) .......................... 94.90%     1,688,508
              Cash and other assets less liabilities .....  5.10%        90,774
                                                          ------   ------------
              TOTAL NET ASSETS ...........................100.00%  $  1,779,282
                                                          ======   ============

(1) Federal Tax Information: At February 28, 2001, the net unrealized depreciation based on cost for Federal income tax purposes of
    $2,739,770 was as follows:
         Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost $33,060 Aggregate gross unrealized depreciation for all investments for which there was
         an excess of cost over value ............................   (1,084,322)
                                                                   ------------
         Net unrealized appreciation .............................  ($1,051,262)
                                                                   ============
        +        Non-income producing security

                       See Notes to Financial Statements.


                                iMILLENNIUM FUND
                      Statement of Assets and Liabilities
                                February 28, 2001

Assets:
     Investments in securities,
        at value (cost $2,624,889) (Note 2) ..................      $ 1,688,508
     Receivable for fund shares sold .........................           39,646
     Dividends and interest receivable .......................              249
     Due from investment advisor (Note 3) ....................           73,694
     Prepaid expenses ........................................            6,270
     Other Receivables .......................................            9,000
                                                                    -----------
        Total Assets .........................................        1,817,367
                                                                    -----------

Liabilities:
     Due to custodian ........................................            1,556
     Accrued trustees fees ...................................            2,357
     Accrued expenses and other liabilities ..................           34,172
                                                                    -----------
             Total Liabilities ...............................           38,085
                                                                    -----------

             Net Assets ......................................      $ 1,779,282
                                                                    ===========

     Net Assets Consist of:
     Capital stock, no par value; unlimited shares
          authorized; 468,654 shares outstanding .............      $ 4,641,863
     Accumulated net realized gain (loss) from
        investment transactions ..............................       (1,926,200)
     Net unrealized appreciation (depreciation) on
     investments .............................................         (936,381)
                                                                    -----------

         Net Assets ..........................................      $ 1,779,282
                                                                    ===========

      Net asset value and redemption price per share
         ($1,779,282/468,654) ................................      $      3.80
                                                                    ===========


                       See Notes to Financial Statements.


                                iMILLENNIUM FUND
                            STATEMENT OF OPERATIONS
                   For the Period Ended February 28, 2001 (1)

INVESTMENT INCOME:
        Dividends ........................................   $       517
        Interest .........................................           431
                                                             -----------
          Total investment income ........................           948
                                                             -----------
EXPENSES:
      Advisory fees (Note 3) .............................        42,683
      Administration fees (Note 4) .......................        39,872
      Legal fees .........................................        35,943
      Printing expense ...................................        32,196
      Transfer agent fees ................................        16,368
      Insurance expense ..................................        12,851
      Audit fees .........................................         8,708
      12b-1 fees .........................................         7,114
      Custody fees .......................................         5,534
      Registration fees ..................................         1,200
      Trustees fees ......................................         1,458
      Other expenses .....................................         6,018
                                                             -----------
              Total expenses .............................       209,945

      Less: Advisory fees wavied (Note 3).................       (42,683)
              Expenses reimbursed (Note 3) ...............       (89,010)
                                                             -----------

      Net expenses .......................................        78,252
                                                             -----------

      Net investment income (loss) .......................       (77,304)
                                                             -----------

     Net Realized and Unrealized Gains/(Losses)
        on Investments: (Note 2)
     Net realized gain (loss) from investment transactions    (1,926,200)
     Net change in unrealized appreciation (depreciation)
     on investments ......................................      (936,381)
                                                             -----------
     Net gain (loss) on investments ......................    (2,862,581)
                                                             -----------
     Net increase (decrease) in net assets resulting
     from operations .....................................   $(2,939,885)
                                                             ===========

  (1)     For the period April 17, 2000 (commencement of operations) to February 28, 2001.



                       See Notes to Financial Statements.


                                iMILLENNIUM FUND
                       Statement of Changes in Net Assets

                                                                             FOR THE
                                                                           PERIOD ENDED
                                                                        FEBRUARY 28, 2001 (1)
                                                                        ---------------------
OPERATIONS:
        Net investment income (loss) ...................................   $   (77,304)
        Net realized gain (loss) from investment transactions ..........    (1,926,200)
        Net change in unrealized appreciation
          (depreciation) on investments ................................      (936,381)
                                                                           -----------
        Net increase (decrease) in net assets
           resulting from operations ...................................    (2,939,885)
                                                                           -----------


FUND SHARE TRANSACTIONS:
        Net increase in net assets from fund share transactions (Note 4)     4,619,167
                                                                           -----------
        Net increase in net assets .....................................     1,679,282
                                                                           -----------

NET ASSETS:
        Beginning of Period ............................................       100,000
                                                                           -----------
        End of Period (including net investment loss of $77,304) .......   $ 1,779,282
                                                                           ===========

(1)     For the period April 17, 2000 (commencement of operations) to February 28, 2001.


                       See Notes to Financial Statments.


                                iMILLENNIUM FUND
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)


                                                                FOR THE
                                                              PERIOD ENDED
                                                           FEBRUARY 28, 2001 (1)
                                                           ---------------------

        Net asset value, beginning of period ..............   $      10.00
                                                              -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
           Net investment income (loss) ...................          (0.16)
           Net realized and unrealized gain (loss)
              on investments ..............................          (6.04)
                                                              -------------
        Total from investment operations ..................          (6.20)
                                                              -------------

        Net asset value, end of period ....................   $       3.80
                                                              ============

        Total return ......................................         (62.00)%

RATIOS/SUPPLEMENTAL DATA

        Net assets, end of period (in thousands) ..........   $      1,779

RATIOS TO AVERAGE NET ASSETS:

        Expenses (before reimbursement) ...................           7.29%*
        Expenses (net of reimbursement) ...................           2.72%*
        Net investment income (loss) (before reimbursement)          (7.26)%*
        Net investment income (loss) (net of reimbursement)          (2.68)%*

        Portfolio turnover rate ...........................          58.83%

(1) For the period April 17, 2000 (commencement of operations) to February 28, 2001.
*   Annualized

                       See Notes to Financial Statements.

                                IMILLENNIUM FUND
                         NOTES TO FINANCIAL STATEMENTS
                               February 28, 2001


NOTE 1.  ORGANIZATION

        iMillennium Fund (the "Fund"), is organized as a series of iMillennium Capital Trust a Delaware business trust formed on November 4, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Fund commenced operations on April 17, 2000. Its officers under the direction of its Board of Trustees manage the Fund's business and affairs. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

    A. Security Valuation - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

    B. Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

    C. Federal Income Taxes - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

    D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, semi-annually, and net realized capital gains, if any, annually.

    E. Use of Estimates - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                                IMILLENNIUM FUND
                         NOTES TO FINANCIAL STATEMENTS
                               February 28, 2001


NOTE 3.  INVESTMENT ADVISORY FEES AND OTHER

     The Fund has an investment advisory agreement with iMillennium Capital Management, Inc. ("Adviser"). Under this agreement, the Adviser provides the Fund with investment advice and supervises the Fund's management and investment programs for which the Fund pays a monthly advisory fee equal, on an annual basis, to 1.50% of its average daily net assets.

     The adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent that the Fund's operating expenses exceed 2.75% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. For the period ended February 28, 2001, the Adviser waived and reimbursed a total of $131,693 pursuant to the undertaking. The Adviser has agreed to continue such undertaking until the period ending February 28, 2002.

     On March 6, 2001, the Adviser made payment to the Fund of $63,090 to reduce the "Due from investment advisor" balance at February 28, 2001. Waiver and reimbursement analysis is performed periodically to maintain a current balance in the Fund's records regarding receivable due from and payables due to the Advisor.

     The Fund has a distribution agreement with AmeriMutual Funds Distributors, Inc. (the "Distributor") pursuant to Section 12(b) of the Act and Rule 12b-1 hereunder. In accordance with the distribution agreement, the Distributor will provide marketing and promotional support to the Fund, shareholder servicing and maintenance of shareholder accounts and make payments to broker/dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders. For its services, the Distributor receives a fee calculated at an annual rate of 0.25% of the Fund's average daily net assets. For the period ended February 28, 2001, the Fund incurred distribution expenses of $7,114.

     The Fund has a fund accounting and administrative agreement with American Data Services, Inc., ("ADS"). ADS receives a fee, computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.

                                IMILLENNIUM FUND
                         NOTES TO FINANCIAL STATEMENTS
                               February 28, 2001

NOTE 4.  CAPITAL SHARE TRANSACTIONS

     At February 28, 2001, there were an unlimited number of shares authorized with no par value. Transactions in capital stock during the period ended February 28, 2001 were as follows:

                                                        SHARES          AMOUNT
                                                        ------          ------
        Shares sold .................................   459,271     $4,622,900

        Shares issued for dividend reinvestment .....         0              0

        Shares repurchased ..........................      (617)        (3,733)
                                                         -------    ----------
                                                         458,654    $4,619,167
                                                         =======    ==========

NOTE 5.  INVESTMENT TRANSACTIONS

During the period ended February 28, 2001, purchases and sales of investment securities, excluding short term securities aggregated $9,243,456 and $4,711,867, respectively.

NOTE 6.  RECLASSIFICATIONS

In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts. As of February 28, 2001 the Fund recorded permanent book/tax differences of ($77,304), from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income which is considered to be more informative to shareholders.

                                iMILLENNIUM FUND
                          INDEPENDENT AUDITOR'S REPORT

        To The Shareholders and
        Board of Trustees
        iMillennium Fund:

     We have audited the accompanying statement of assets and liabilities of the iMillennium Fund, including the schedule of portfolio investments, as of February 28 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the period from April 17, 2000 (commencement of operations) to February 28, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of February 28, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the iMillennium Fund as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 17, 2000 (commencement of operations) to February 28, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 22, 2001

                               INVESTMENT ADVISER
                      iMillennium Capital Management, Inc.
                              17225 El Camino Real
                                   Suite 415
                               Houston, TX 77058


                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                          American Data Services, Inc.
                               150 Motor Parkway
                              Hauppauge, NY 11788


                                   CUSTODIAN
                         Union Bank of California, N.A.
                               475 Sansome Street
                                   15th Floor
                            San Francisco, CA 94111



                                  DISTRIBUTOR
                      AmeriMutual Funds Distributor, Inc.
                               150 Motor Parkway
                              Hauppauge, NY 11788



                                 LEGAL COUNSEL
                         Chamberlain, Hrdlicka, White,
                               Williams, & Martin
                               1200 Smith Street
                                   Suite 1400
                               Houston, TX 77002


                            INDEPENDENT ACCOUNTANTS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145